[LOGO] CMA(R)

CMA MASSACHUSETTS
MUNICIPAL MONEY FUND
------------------------------------
Semi-Annual Report


September 30, 1998
------------------------------------

[LOGO] Merrill Lynch

To Our Shareholders:

For the six-month period ended September 30, 1998, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 2.97%.* As of September 30, 1998, the Fund's 7-day yield was 3.11%.

Economic Environment

Throughout the six-month period ended September 30, 1998, the commonwealth of Massachusetts continued to exhibit solid economic growth. Led by a 9% growth rate in construction employment, Massachusetts added jobs at a rate of 3% year-over-year. With the exception of manufacturing, which may be feeling the effects of a global slowdown, every sector of the Massachusetts economy exhibited moderate-to-strong growth. Unemployment remained low during the six-month period as the seasonally adjusted unemployment rate fell below 3% for the first time in ten years. The Massachusetts economy is also set to receive a boost next year when much of the $1.1 billion fiscal year 1998 state budget surplus will be rebated to taxpayers.

Massachusetts real estate markets continued to grow at a blistering pace as both residential and commercial property remained in high demand. New-home sales increased to a 20% pace year-over-year, while the 1998 vacancy rates for owned homes and rentals dropped by 27% and 10% year-over-year, respectively. Currently, the largest constraint on the Massachusetts economy is the serious labor shortage in the New England region. In addition, a growing global economic slowdown, coupled with volatile financial markets, may also impact the commonwealth's future economic growth.

Throughout the fiscal year, the revenue stream in Massachusetts remained positive as a result of a favorable economic environment. The commonwealth recorded preliminary total revenue collections of $14.0 billion for fiscal year 1998, well above budget estimates and 9% above the previous fiscal year. These favorable results, which translated into a budget surplus, allowed Governor Paul Cellucci to sign into law the largest tax reductions in Massachusetts history. These tax reductions included the doubling of personal exemptions on earned income as well as a tax reduction from 12% to 5.95% on dividends and interest earned on investments. The commonwealth also began fiscal year 1999 on a positive note as total revenue collections for the first three months amounted to $3.5 billion, well above budget estimates and 11.6% higher than the comparable three-month period a year ago.

While the financial performance of the commonwealth continued to remain favorable, Massachusetts was able to avoid borrowing any additional amounts other than the outstanding variable rate demand notes (VRDN) to finance daily operations. Various Massachusetts municipalities also continued to benefit from the commonwealth's solid performance, allowing them to maintain moderate borrowing levels that amounted to $1.2 billion for the six-month period.

Investment Strategy

We began the six-month period ended September 30, 1998 by employing a neutral approach to the market. The municipal yield curve remained fairly flat to slightly inverted throughout the first three months of the period. We increased the Fund's average portfolio maturity, which began the period in the 35-day range, and maintained an average maturity in the 45-day range. We took advantage of VRDN security yield levels, while selectively purchasing longer-dated municipal

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

notes that were attractively priced for diversification purposes. As the second half of the period unfolded, our focus on the technical considerations in investing in the municipal market was replaced with a focus toward the fundamental aspects of the market. This shift in focus was in part because of the crises in the Asian region and Russia.

As the turmoil in Asia continued, new crises began to appear in both Russia and Latin America, which unsettled the world's stock markets and created a rally in US Treasury securities as investors searched for a safe haven. Although the municipal note market was slow in reacting to such events, a combination of historically high values relative to US Treasury securities and a reduction in municipal note issuance created from strong domestic economic conditions caused rates on one-year municipal notes to fall approximately 50 basis points (0.50%). We shifted the Fund's investment strategy to a more aggressive approach by increasing its average life to the 65-day range. The adjustment in the Fund's average life was accomplished through increased purchases of longer-dated municipal notes, while reducing its percentage of VRDN security holdings. As investors reacted to the turbulent world financial markets, US Treasury yields declined as much as 100 basis points in anticipation of the Federal Open Market Committee meeting on September 29, 1998. In a much-anticipated move, the Federal Reserve Board reduced the Federal Funds rate by 25 basis points to 5.25%, and then lowered rates by another 25 basis points in October. Overall, the Fund was well situated to take advantage of the various interest rate movements on the yield curve throughout the period.

Looking ahead, we expect to maintain an aggressive investment approach by positioning the Fund for the possibility of further reductions in interest rates by the Federal Reserve Board. We also expect to balance the Fund's investing practices by taking advantage of VRDN securities as year-end pressures on remarketing agents typically force the municipal yield curve to invert. At times, we may purchase additional amounts of longer-dated municipal notes when issuance is available. However, as long as economic conditions remain strong, we continue to expect a reduced amount of short-term note issuance by various Massachusetts municipalities. We will continue to closely monitor credit quality while seeking to offer an attractive tax-exempt yield to our shareholders.

In Conclusion

We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Kevin A. Schiatta

Kevin A. Schiatta
Vice President and Portfolio Manager

November 5, 1998

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998                  (IN THOUSANDS)

                    Face                                                                                                Value
State              Amount                                          Issue                                              (Note 1a)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts--    $ 4,350   Amesbury, Massachusetts, BAN, 4.25% due 10/01/1998 ..................................    $  4,350
99.2%                2,795   Boston, Massachusetts, IDR (Boston Seafood Distribution Center Inc. Project),
                             VRDN, AMT, 3.50% due 1/01/2022 (a) ..................................................       2,795
                     2,525   Boston, Massachusetts, IDR, Industrial Financing Authority (Acme Bookbinding
                             Co., Inc.), VRDN, AMT, 3.85% due 9/01/2006 (a) ......................................       2,525
                     4,400   Boston, Massachusetts, Tender Options BJP279 Custodial Receipts (Boston City
                             Hospital), VRDN, 4.15% due 2/15/2021 (a) ............................................       4,400
                     5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,VRDN,
                             Series SG-75, 4.12% due 11/01/2019 (a)(c) ...........................................       5,000
                     3,171   Cape Cod, Massachusetts, Regional Authority, TRAN, 4% due 7/02/1999 .................       3,178
                    10,000   Clipper Tax-Exempt Trust, Massachusetts, VRDN, 4.12% due 12/01/2009 (a) .............      10,000
                             Eagle Tax-Exempt Trust, Massachusetts, GO, VRDN, Series 93A (a):
                     1,900       4.07% due 2/01/2006 .............................................................       1,900
                     9,600       3.55% due 2/01/2011 .............................................................       9,600
                     5,667   Georgetown, Massachusetts, BAN, 3.80% due 10/30/1998 ................................       5,668
                     2,500   Greater Attleboro--Taunton Regional Transportation Authority, Massachusetts,
                             RAN, UT, 3.95% due 8/13/1999 ........................................................       2,504
                     3,905   Groton, Massachusetts, BAN, UT, 4% due 7/23/1999 ....................................       3,915
                             Holliston, Massachusetts, BAN:
                     2,200       4.25% due 10/15/1998 ............................................................       2,200
                     3,675       4% due 6/10/1999 ................................................................       3,684
                     4,350   Leominster, Massachusetts, BAN, 4.20% due 12/17/1998 ................................       4,352
                     4,200   Littleton, Massachusetts, BAN, 4.15% due 10/16/1998 .................................       4,200
                     1,600   Lowell, Massachusetts, BAN, 4% due 4/23/1999 ........................................       1,602
                     4,000   Marlborough, Massachusetts, BAN, 3.90% due 7/15/1999 ................................       4,008
                     5,000   Massachusetts State, GO, VRDN, Series SG-38, 4.12% due 8/01/2014 (a)(c) .............       5,000
                     9,500   Massachusetts State, HFA, Housing Projects, VRDN, Series 13C,
                             4% due 10/01/2008 (a)(b) ............................................................       9,500
                     8,000   Massachusetts State, HFA, Housing Revenue Bonds, VRDN, Series 50,
                             3.75% due 6/01/1999 (a) .............................................................       8,000
                             Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
                     2,500       (Becker College), VRDN, Series A-1, 3.90% due 7/01/2028 (a) .....................       2,500
                    11,500       (Boston University), CP, Series H, 3.40% due 12/15/1998 .........................      11,500
                       900       (Capital Asset Program), VRDN, Series E, 4.05% due 1/01/2035 (a) ................         900
                     1,700       (Partners Healthcare Systems), VRDN, Series P-2, 3.80% due 7/01/2027 (a)(d) .....       1,700
                     6,300   Massachusetts State Industrial Finance Agency, Health Care Facility Revenue
                             Bonds (Beverly Enterprises, Inc.), VRDN, 4.10% due 4/01/2009 (a) ....................       6,300

Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
CP       Commercial Paper
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RAN      Revenue Anticipation Notes
SAAN     Student Aid Anticipation Notes
TRAN     Tax Revenue Anticipation Notes
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONTINUED)      (IN THOUSANDS)

                    Face                                                                                                Value
State              Amount                                          Issue                                              (Note 1a)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts                Massachusetts State Industrial Finance Agency, IDR, VRDN, AMT (a):
(continued)        $ 2,900       (Garlock Printing Corp.), 3.70% due 12/01/2017 ..................................    $  2,900
                     3,150       (James F. and Judith Matthews), 4.20% due 9/01/2013 .............................       3,150
                     2,800       (Lavigne Issue), 4.25% due 8/01/2008 ............................................       2,800
                     3,150       (Matco Electric Group Inc. Issue), 4.20% due 7/01/2004 ..........................       3,150
                     6,500       (Star Container Corp.), 3.70% due 2/01/2018 .....................................       6,500
                     2,500       (Tamasi Family Issue), 3.95% due 5/01/2013 ......................................       2,500
                       698       (Techprint/Techgraphics), 3.85% due 6/01/2017 ...................................         698
                     4,000       (Valkyrie Co. Inc.), 4.25% due 5/01/2013 ........................................       4,000
                             Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
                             VRDN (a):
                     3,400       (225 Bodwell Corporation Project), AMT, 4.10% due 7/01/2017 .....................       3,400
                     3,210       (AFC Cable Systems Inc. Issue), AMT, 4.25% due 7/01/2016 ........................       3,210
                     1,900       (America Technology Corp. and RDL Holdings Ltd. Project),
                                 4.10% due 8/01/2022 .............................................................       1,900
                     2,000       (Arkansas Leisure Project), 4.10% due 4/01/2003 .................................       2,000
                     2,000       (BBB Esquire LLC), AMT, Series B, 4.10% due 12/01/2016 ..........................       2,000
                     1,575       (Carand Realty Trust Issue), AMT, 3.95% due 5/01/2017 ...........................       1,575
                     1,500       (Eastern Nazarene College), AMT, 3.85% due 10/01/2027 ...........................       1,500
                     3,300       (Foilmark Manufacturing), AMT, Series A, 3.85% due 6/01/2010 ....................       3,300
                     3,780       (The Gem Group Inc. Issue), AMT, 4.25% due 7/01/2016 ............................       3,780
                     2,040       (Haverdyne Co. LLC Issue), AMT, 3.95% due 9/01/2017 .............................       2,040
                     1,900       (ICC Realty Association LP Project), AMT, 4.10% due 2/01/2016 ...................       1,900
                     4,400       (Lightolier Inc. Project), 3.90% due 7/29/2010 ..................................       4,400
                     3,300       (Mercer Paper Tube Corp.), AMT, 4.20% due 11/01/2011 ............................       3,300
                     1,600       (October Co. Inc. Project), AMT, 4.10% due 12/01/2017 ...........................       1,600
                     1,295       Refunding (Easy Day Realty Trust Project), Series A, 3.85% due 7/01/2006 ........       1,295
                     3,115       Refunding (New England Biolabs), AMT, 4.10% due 3/01/2016 .......................       3,115
                     2,000       (Sterling Reality Trust LLC Project), 4.10% due 12/01/2017 ......................       2,000
                     3,175       (Telcom USA Inc. Issue), AMT, 4.25% due 8/01/2016 ...............................       3,175
                     3,180       (WBC Extrusion Products Issue), AMT, 3.85% due 4/01/2006 ........................       3,180
                     2,925       (William F. Rogers Issue), AMT, 4.25% due 11/01/2006 ............................       2,925
                     4,565       (ZBR Limited Partnership), AMT, 4.25% due 4/15/2015 .............................       4,565
                     1,425       (ZBR Limited Partnership), AMT, 3.85% due 4/15/2017 .............................       1,425
                             Massachusetts State Industrial Finance Agency, PCR:
                     4,000       (Holyoke Water Power Company Project), VRDN, AMT, 3.75%
                                 due 12/01/2020 (a) ..............................................................       4,000
                     5,600       Refunding (New England Power Co. Project), CP, Series A, 3.45%
                                 due 11/16/1998 ..................................................................       5,600
                             Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                     1,500       (Gordon College Issue), 3.85% due 12/01/2027 ....................................       1,500
                     3,000       (Governor Dummer Academy), 3.85% due 7/01/2026 ..................................       3,000
                     1,825       (Heritage at Dartmouth Project), AMT, 3.95% due 12/01/2028 ......................       1,825
                     3,000       (Mount IDA College Issue), 3.85% due 12/01/2027 .................................       3,000
                     3,930       Refunding (Showa Women's Institute Inc.), 4.10% due 3/15/2004 ...................       3,930
                             Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue
                             Bonds (E.L. Harvey and Sons Inc.), VRDN, AMT (a):
                     2,730       3.70% due 1/01/2011 .............................................................       2,730
                     3,000       4.25% due 6/01/2013 .............................................................       3,000
                     9,595   Massachusetts State Turnpike Authority, Western Turnpike Revenue Bonds,
                             VRDN, 4.15% due 1/01/2017 (a) .......................................................       9,595

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1998 (CONCLUDED)      (IN THOUSANDS)

                    Face                                                                                                Value
State              Amount                                          Issue                                              (Note 1a)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts      $ 1,000   Montachusett, Massachusetts, Regional Authority, RAN, 4% due 6/25/1999 ..............    $  1,003
(concluded)          9,552   North Attleborough, Massachusetts, BAN, 4% due 5/01/1999 ............................       9,582
                     3,038   Norwell, Massachusetts, BAN, 4.15% due 12/03/1998 ...................................       3,041
                     3,198   Stoughton, Massachusetts, BAN, 4.10% due 6/11/1999 ..................................       3,205
                     2,190   Taunton, Massachusetts, Industrial Financing Authority, IDR (CD Realty
                             Trust IX Project), VRDN, AMT, 3.50% due 2/01/2010 (a) ...............................       2,190
                     1,998   Wareham, Massachusetts, Fire District, BAN, UT, 4% due 7/15/1999 ....................       2,005
                     2,950   Watertown, Massachusetts, BAN, 3.68% due 10/28/1998 .................................       2,950
                             Westfield, Massachusetts:
                     4,000       BAN, 4.10% due 10/22/1998 .......................................................       4,001
                     1,900       SAAN, 4.10% due 12/10/1998 ......................................................       1,901
                     7,375   Worcester, Massachusetts, BAN, 4% due 8/26/1999 .....................................       7,389
                     5,000   Worcester, Massachusetts, Regional Authority, TRAN, 3.90% due 6/18/1999 .............       5,005
------------------------------------------------------------------------------------------------------------------------------
                             Total Investments (Cost--$285,016*)--99.2% ..........................................     285,016
                             Other Assets Less Liabilities--0.8% .................................................       2,261
                                                                                                                      --------
                             Net Assets--100.0% ..................................................................    $287,277
                                                                                                                      ========
------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1998.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FSA Insured.
*     Cost for Federal income tax purposes.

      See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1998

Assets:
Investments, at value (identified cost--$285,015,845) (Note 1a) ........................                  $ 285,015,845
Cash ...................................................................................                        191,973
  Interest .............................................................................  $   1,995,537
  Securities sold ......................................................................          1,132       1,996,669
                                                                                          -------------
Prepaid registration fees and other assets (Note 1d) ...................................                        327,016
                                                                                                          -------------
Total assets ...........................................................................                    287,531,503
                                                                                                          -------------
Liabilities:
Payables:
  Investment adviser (Note 2) ..........................................................        119,734
  Distributor (Note 2) .................................................................         67,630         187,364
                                                                                          -------------
Accrued expenses and other liabilities .................................................                         67,372
                                                                                                          -------------
Total liabilities ......................................................................                        254,736
                                                                                                          -------------
Net Assets .............................................................................                  $ 287,276,767
                                                                                                          =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized ..                  $ (28,727,760
Paid-in capital in excess of par .......................................................                    258,549,745
Accumulated realized capital losses--net (Note 4) ......................................                           (738)
                                                                                                          -------------
Net Assets--Equivalent to $1.00 per share based on 287,277,604 shares of beneficial
interest outstanding ...................................................................                  $ 287,276,767
                                                                                                          =============

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1998

Investment Income (Note 1c):
Interest and amortization of premium earned ........              $ 5,121,513

Expenses:
Investment advisory fees (Note 2) ..................   $  697,552
Distribution fees (Note 2) .........................      173,292
Professional fees ..................................       27,818
Registration fees (Note 1d) ........................       27,545
Transfer agent fees (Note 2) .......................       26,325
Accounting services (Note 2) .......................       20,306
Custodian fees .....................................       11,608
Printing and shareholder reports ...................        8,032
Pricing fees .......................................        3,160
Trustees' fees and expenses ........................          905
Other ..............................................        1,607
                                                       ----------
Total expenses .....................................                  998,150
                                                                  -----------
Investment income--net .............................                4,123,363
                                                                  -----------
Net Increase in Net Assets Resulting from Operations              $ 4,123,363
                                                                  ===========

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     For the          For the
                                                                                   Six Months           Year
                                                                                      Ended            Ended
                                                                                  September 30,       March 31,
Increase (Decrease) in Net Assets:                                                    1998              1998
------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ......................................................   $     4,123,363    $     6,841,462
Realized gain on investments--net ...........................................                --             14,640
                                                                                ---------------    ---------------
Net increase in net assets resulting from operations ........................         4,123,363          6,856,102
                                                                                ---------------    ---------------
Dividends to Shareholders (Note 1e):
Investment income--net ......................................................        (4,123,363)        (6,841,462)
                                                                                ---------------    ---------------
Net decrease in net assets resulting from dividends to shareholders .........        (4,123,363)        (6,841,462)
                                                                                ---------------    ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ............................................       596,843,008      1,012,239,315
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e) ...................................................................         4,123,554          6,840,716
                                                                                ---------------    ---------------
                                                                                    600,966,562      1,019,080,031
Cost of shares redeemed .....................................................      (582,618,951)      (950,763,913)
                                                                                ---------------    ---------------
Net increase in net assets derived from beneficial interest transactions ....        18,347,611         68,316,118
                                                                                ---------------    ---------------
Net Assets:
Total increase in net assets ................................................        18,347,611         68,330,758
Beginning of period .........................................................       268,929,156        200,598,398
                                                                                ---------------    ---------------
End of period ...............................................................   $   287,276,767    $   268,929,156
                                                                                ===============    ===============

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

                                                           For the Six
The following per share data and ratios have been derived     Months
from information provided in the financial statements.        Ended                  For the Year Ended March 31,
                                                           September 30,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                        1998          1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                             --------      --------     --------     --------     --------
Investment income--net ...................................        .01           .03          .03          .03          .02
                                                             --------      --------     --------     --------     --------
Total from investment operations .........................        .01           .03          .03          .03          .02
                                                             --------      --------     --------     --------     --------
Less dividends from investment income--net................       (.01)         (.03)        (.03)        (.03)        (.02)
                                                             --------      --------     --------     --------     --------
Net asset value, end of period ...........................   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                             ========      ========     ========     ========     ========
Total Investment Return ..................................       2.97%*        3.03%        2.84%        3.04%        2.46%
                                                             ========      ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................        .72%*         .72%         .76%         .76%         .76%
                                                             ========      ========     ========     ========     ========
Investment income--net ...................................       2.96%*        2.98%        2.78%        3.00%        2.43%
                                                             ========      ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................   $287,277      $268,929     $200,598     $189,482     $161,076
                                                             ========      ========     ========     ========     ========

*     Annualized.

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1998, the Fund had a net capital loss carryforward of approximately $1,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

* For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #11283--9/98

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